Commitments and Contigencies	12 Months Ended
Dec. 31, 2024
Commitments and Contigencies [Abstract]
COMMITMENTS AND CONTIGENCIES

NOTE 14 – COMMITMENTS AND CONTIGENCIES

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The majority of these claims and proceedings are related to, or arise from, lease disputes, commercial disputes, worker compensation complaints, default on guaranteeing third-party lease obligations, and default on loans. The Company first determines whether a loss from a claim is probable, and if it is reasonable to estimate the potential loss, the loss will be accrued. The Company discloses a range of possible losses, if a loss from a claim is probable but the amount of loss cannot be reasonably estimated.